Exhibit 10.1

                            STOCK PURCHASE AGREEMENT



Accelr8 Technology Corporation
7000 Broadway, Building 3-307
Denver, Colorado 80221
Attn:  Thomas V. Geimer, Chief Executive Officer

Ladies and Gentlemen:

     The undersigned (the "Investor") is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for the securities of this private placement (the "Offering") offered by Accelr8 Technology Corporation, a Colorado corporation (the "Company") pursuant to this stock purchase agreement (the "Stock Purchase Agreement"). The Securities are being offered directly by the Company. The Company is issuing units, with each $100,000 Unit consisting of: (i) 25,000 shares of the Company's no par value Common Stock (the "Common Stock") and (ii) warrants to purchase 12,500 shares of Common Stock at a purchase price of $5.50 per share (the "Warrants"). The Common Stock and the Warrants are collectively referred to as the "Units" or the "Securities." The shares of Common Stock issuable upon the exercise of the Warrants are referred to as the "Warrant Shares."

     The Warrants are substantially in the form attached hereto as Exhibit A. The Company's Form 10-KSB for the fiscal year ended July 31, 2007, Form 10-QSB for the quarter ended October 31, 2007 and Form 8-K dated December 14, 2007 are attached hereto as Exhibits B, C and D, respectively.

     The Investor understands that the Units are being issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act" or the "Act"), provided by Section 4(2) of the Act. As such, the Units, the Common Stock, the Warrants and Warrant Shares are "restricted securities."

     The proceeds from this Offering will be used for general working capital purposes by the Company. Amounts actually expended for each use are at the discretion of our Board of Directors and may vary significantly depending upon a number of factors. Further, if the Board of Directors believes that the proposed uses of the proceeds are not in the best interests of the Company, the Board of Directors will decide how the proceeds will be used.

     In connection with the sale of the Securities, the Company has made available (including electronically via the SEC's EDGAR system) to Investor its periodic and current reports, forms, schedules and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These reports, forms, schedules, statements, documents, filings and amendments, including but not limited to the Company's Form 10-KSB for the fiscal year ended July 31, 2007, Form 10-QSB for the quarter ended October 31, 2007 and Form 8-K dated December 14, 2007 are collectively referred to as the "Disclosure Documents." All references in this Stock Purchase Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.

     1. Purchase and Sale of Securities.
        --------------------------------

        Subject to the terms and conditions hereinafter set forth in this Stock Purchase Agreement, the Investor hereby offers to purchase Units as set forth in the Investor Signature Page attached hereto. The Company proposes to enter into the identical form of this agreement with certain other investors and expects to complete sales of Units to them.

        The closing on the transactions contemplated by this Stock Purchase Agreement shall occur simultaneous upon the execution of this Stock Purchase Agreement (the "Closing"). At the Closing, the Company shall deliver a Warrant


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to the Investor and shall cause its transfer agent to deliver to a certificate representing the Common Stock and the Investor shall deliver the purchase price for the Units purchased by check or wire transfer of immediately available funds.

     2. Representations and Warranties of the Investor.
        -----------------------------------------------

        The Investor makes the following representations, warranties and covenants to the Company:

        (A) Organization; Authority. The undersigned, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Stock Purchase Agreement and otherwise to carry out its obligations hereunder. The purchase by Investor of the Units hereunder has been duly authorized by all necessary action on the part of Investor. This Stock Purchase Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

        (B) General Solicitation. The Investor is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

        (C) Investor Status. The Investor represents that he (she or it) is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act. In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. In connection with a subscription hereunder, Investor will complete, execute and return the Statement of Accredited Investor attached hereto certifying such status.

        (D) Irrevocability of Subscription. Investor agrees that the Investor's execution of this Stock Purchase Agreement shall be irrevocable by Investor, and that, except as required by applicable law, Investor shall not be otherwise entitled to cancel, terminate or revoke this Stock Purchase Agreement or any of Investor's obligations hereunder.

        (E) No Additional Representations. The Investor has not made any other representations or warranties to the undersigned with respect to the Company except as contained herein. The Company has not rendered any investment advice to the undersigned with respect to the Company.

        (F) Experience of Investor. The Investor has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The Investor has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Units. The Investor has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Units.

        (G) Investor Finances. The Investor represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Units;
     (ii) can afford to (a) hold unregistered securities for an indefinite period of time as required and (b) sustain a complete loss of the entire amount of the investment; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive. The Investor has sufficient liquid assets to sustain a loss of the Investor 's entire investment.

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        (H) Access to Information. The Investor has reviewed the Disclosure
     Documents in their entirety. The Investor has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the Company, the terms and conditions of the Offering and the Units and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Units. Investor acknowledges and agrees that all documents, records and books pertaining to this investment have been made available for inspection.

        (I) Investment Decision. Investor represents and warrants to the Company that he has based his investment decision solely upon the information contained in the Disclosure Documents, and has not based his investment decision on any research or other report regarding the Company prepared by any third party ("Third Party Reports"). Investor understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

        (J) Investor Representation. Investor acknowledges that none of the Units, Common Stock, Warrants or Warrant Shares have been registered under the Securities Act and have been issued in reliance on an exemption for transactions by an issuer not involving a public offering, and further understands that they are purchasing the Units without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Act. The undersigned further acknowledges that this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

        (K) No Distribution. The Units being subscribed for are being acquired solely for the account of the undersigned and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the undersigned means that no other person has a beneficial interest in the Units (or Common Stock or Warrant Shares) subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Units (or Common Stock or Warrant Shares) except in compliance with the provisions of the Act and applicable state securities laws and understands that the Units are being offered pursuant to a specific exemption under the provisions of the Act, which exemption depends, among other things, upon compliance with the provisions of the Act.

        (L) Restrictions on Transfer. Unless the Common Stock or the Warrant Shares are subject to an effective registration statement, the undersigned further represents and agrees that the undersigned will not sell, transfer or otherwise dispose of or encumber the Units (or Common Stock or Warrant Shares) unless prior to any such sale, transfer, disposition or encumbrance, the undersigned will, if requested, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act or applicable state securities laws is not required.

        (M) Restrictive Legend. The Investor hereby agrees that the Company will insert the following or similar legend on the face of the certificates evidencing the Common Stock, Warrants and Warrants Shares, if required in compliance with federal and state securities laws:

          "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under the securities laws of any state. They may not be sold, offered for sale or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel reasonably satisfactory to the company that such registration is not required pursuant to a valid exemption therefrom under the Securities Act.

        (N) Forward Looking Statements. The Investor understands and acknowledges that (i) any forward-looking information included in the Disclosure Documents is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.


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


        (O) Risks. The Investor recognizes that an investment in the Units involves a number of significant risks, including those set forth in the Disclosure Documents under the caption "RISK FACTORS".

        (P) Accuracy of Statements. The Investor understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Investor hereby consents to such reliance.

        (Q) Finder's Fee/Commissions. The Investor represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction or the purchase of the Units. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor is responsible.

     The undersigned certifies that each of the foregoing representations and warranties set forth in subsection (A) through (R) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

     4. Representations and Warranties of the Company.
        ---------------------------------------------

     The Company hereby makes the following representations and warranties to the Investor:

        (A) Organization and Qualification. The Company is a corporation duly incorporated or otherwise organized, validly existing and in good standing under the laws of the state of Colorado, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws.

        (B) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Stock Purchase Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company. This Stock Purchase Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity.

        (C) No Conflicts. The execution, delivery and performance of this Stock Purchase Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company's articles of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the


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     results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Stock Purchase Agreement (any of (a), (b) or (c), a "Material Adverse Effect").

        (D) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Stock Purchase Agreement, other than (i) the filing with the Commission of a Form D pursuant to Commission Regulation D and (ii) applicable Blue Sky filings.

        (E) Issuance of the Securities. The Units, and each component or underlying security, are duly authorized and, when issued and paid for in accordance with this Stock Purchase Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights. The Company will reserve a number of shares of Common Stock required for issuance of the Common Stock and the Warrant Shares.

        (F) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the Disclosure Documents.

        (G) SEC Reports; Financial Statements. The Company has filed reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") in accordance with the time requirements of the Securities Act and the Exchange Act. The Company has advised Investor that a correct and complete copy of each of the SEC Reports (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where Investor may view the SEC Reports.

        (H) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.

        (I) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of this Stock Purchase Agreement or the Units or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

        (J) Compliance. Except as described in the Disclosure Documents, the
     Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any material indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), which default or violation would have or result in a Material Adverse Effector (ii) is not in violation of any order of any


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     court, arbitrator or governmental body. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

        (K) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the Disclosure Documents, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

        (L) Assets. Except as set forth in the Disclosure Documents, the Company has good and marketable title in all real and personal property owned by them that is material to the business of the Company, in each case free and clear of any liens, encumbrances or other restrictions. Any real property and facilities held under lease by the Company are held under valid, subsisting and enforceable leases of which the Company is in compliance.

        (M) Listing and Maintenance Requirements. The Company's Common Stock currently trades on the American Stock Exchange (AMEX). The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the periodic SEC reporting requirements necessary to maintain trading on the AMEX.

        (N) Related Party Transactions. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

        (O) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Units for sale only to each Investor in the Offering and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

     5. Covenants of the Company.
        ------------------------

          (A) Board Approval. The Company has held a meeting of its board of directors ("Board") which authorized the issuance of the Units in this Offering.

          (B) Registration Rights. The Company grants registration rights to the Investor under the following terms and conditions:

               (1) If, at any time the Company shall determine to proceed with the preparation and filing of a registration statement (the "Registration Statement") pursuant to the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8, or other limited purpose form), the Company will give written notice of its determination to all the Investor; provided that if the proposed registration does not proceed, the Company shall give written notice thereof to each Investor that requested inclusion in such registration and thereupon, the Company shall be relieved of its obligation to register such Common Stock or Warrant Shares in such registration. If, in the written opinion of the managing underwriter of any such offering in the case of an underwritten offering, the total amount of securities to be so registered including such Common Stock or Warrant Shares, will exceed the maximum amount of the Company's securities which can be marketed without adversely affecting the


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        offering (including the price as which such securities can be sold), then the Company shall be entitled to reduce the number of shares of Common Stock or Warrant Shares to be included in such offering to zero. Upon receipt of a written request from any Investor, within thirty (30) days after receipt of any such notice from the Company, the Company will cause all such Common Stock and Warrant Shares requested by the Investor to be included in such registration statement, all to the extent required to permit the sale or other disposition by such Investors, of such shares. The obligation of the Company under this Section 5(B)(1) shall be unlimited as to the number of registration statements to which it applies. The Company will notify the Investor of the date of effectiveness of any registration statement in which such Investor is included within two (2) business days of such event.

               (2) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement, in making filings with NASD or NASDR (including, without limitation, pursuant to NASD Rule 2710) and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Common Stock and Warrant Shares being registered and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Investor reasonably designates and shall furnish indemnification. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investors with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investors.

               (3) In the event a registration statement is not effective at any time after six months after the date of this Stock Purchase Agreement, the Warrants shall become exercisable pursuant to a cashless exercise feature. At such time, the Company shall cause its counsel to issue such legal opinions as may be reasonably requested by the Investors in connection with any sales of the Common Stock or the Warrant Shares in accordance with Rule 144 under the Securities Act, within 5 business days of request therefor, without charge to the Investors. In addition, the Investors shall be entitled to unlimited piggyback registration rights under Section 5(B)(1) above. At all times after six months after the date of this Stock Purchase Agreement, the Company will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Common Stock or the Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Common Stock or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such holder to sell such Common Stock or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any such similar rule which may then be in effect.

               (4) In the case of each registration effected by the Company pursuant to any section herein, the Company will keep Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                    (i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

                    (ii) Notify Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect.


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                    (iii) Use its commercially reasonable best efforts to
               prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

                    (iv) If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Common Stock or Warrant Shares by an Investor, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five business days to any comments received from NASD in connection therewith.

                    (v) Cause all shares of Common Stock and Warrant Shares
               which are registered in accordance with the provisions herein, to be listed or included for quotation on each exchange or marketplace on which the Company's shares of Common Stock are then listed or included for quotation;

                    (vi) Provide a transfer agent and registrar for the Common
               Stock; and

                    (vii) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission.

               (5) To the extent Investor includes any Common Stock or Warrant Shares in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless Investor, its directors and officers, and each person, if any, who controls Investor within the meaning of the Securities Act, from and against, and will reimburse Investor, its directors and officers and each controlling person with respect to, any and all loss, damage, liability, cost and expense to which Investor or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling person in writing specifically for use in the preparation thereof.

               (6) The Investor will cooperate with the Company in connection with this Stock Purchase Agreement, including timely supplying all information and executing and returning a Selling Securityholder Questionnaire and all other documents requested by the Company which are required to enable the Company to perform its obligations to register the Common Stock and the Warrant Shares (which shall include all information regarding the Investor and proposed manner of sale of securities required to be disclosed in any registration statement filed in accordance with this Section 5).

        (C) Certain Adjustments.
            -------------------

               (1) The Common Stock and the Warrant Shares shall receive customary adjustment in connection with forward or reverse stock splits, stock dividends, recapitalizations, reclassification, mergers or consolidations and the like.

               (2) In addition, the Warrants will have certain weighted-average anti-dilution rights for issuances below $5.50 per share. Certain share issuances are specifically excluded from this anti-dilution adjustment provision as set forth in the Warrant.

               (3) Anti-dilution of Common Stock.

               (a) During the period from the date of this Stock Purchase Agreement until twelve (12) months following this Stock Purchase Agreement (the "Adjustment Period") in the event the Company issues or grants any shares of Common Stock or Common Stock Equivalents (as defined below) at a per share price less than $4.00 per share (such lower price, the "Base Price and any such issuance, a "Dilutive Issuance") then the Company shall issue additional shares of Common Stock ("Ratchet Shares") to Investor in an amount sufficient that the subscription price paid hereunder, when divided by the total number of shares of Common Stock issued to such subscriber (shares included in the purchased Units plus any Ratchet Shares issuable or previously issued under this provision), will result in an Effective Price (as defined below) paid by the Investor per share of Common Stock equal to such Base Price. Such adjustment shall not affect in any way the exercise price of the Warrants, that will be adjusted pursuant to the anti-dilution provisions set forth in the Warrant and as generally described in
        Section 5(C)(2) above. Nothwithstanding the foregoing, the Effective Price shall not be adjusted pursuant to this Section 5(C)(3) below $3.00 per share. Such adjustment shall be made whenever any Dilutive Issuance is made within the Adjustment Period. For example, if Investor purchases one Unit in the Offering (25,000 shares of Common Stock) for a purchase price of $100,000 (equals $4.00 per share) and then the Company issues additional shares of Common Stock at $3.00 per share during the Adjustment Period, the Company will issue an additional 8,334 shares of Common Stock to Investor [$100,000 / 33,334 shares = $3.00 per share]. Notwithstanding the foregoing, no adjustment will be made under this
        Section 5(C)(3) in respect of an Exempt Issuance (as defined below). The Company shall notify Investor in writing, no later than five business days following a Dilutive Issuance, indicating therein, in reasonable detail, the applicable issuance price, exercise price, reset price, exchange price, conversion price and/or other pricing terms regarding the securities issued in such Dilutive Issuance (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this
        Section 5(C)(3) immediately upon the occurrence of any Dilutive Issuance, Investor is entitled to receive the Ratchet Shares pursuant to this Section 5(C)(3). Notwithstanding anything herein to the contrary, the foregoing does not convey to Investor any right to participation in any future financings or offerings now or in the future contemplated or undertaken by the Company. The Company reserves the right to establish procedures in order to effectuate the issuance of additional shares in the event of any Dilutive Issuance requiring the issuance of Ratchet Shares, in its sole discretion, including prompt delivery of such Ratchet Shares to Investor in full (and in any event within 30 days) and complete satisfaction of the Company's obligation upon a Dilutive Issuance.

               (b) "Comnon Stock Equivalents" means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

               (c) "Exempt Issuance" means (i) shares of Common Stock or options issued to employees, officers or directors of the Company pursuant to any currently existing stock or option plan or any stock or option plan such duly adopted by a majority of the non-employee members of the Board of Directors of the Company and approved by the shareholders of the Company, (ii) securities issuable upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding prior to the date of this Stock Purchase Agreement, provided that such securities have not been amended since such date to increase the number of such securities, and (iii) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

               (d) "Effective Price, at any time, shall mean the quotient of (i) the aggregate purchase price paid by the Subscriber for the Units purchased hereunder divided by (ii) the sum of the number of shares of Common Stock included in such Units plus any Ratchet Shares issued to such Subscriber pursuant to Section 5(C)(3) hereof prior to such time.

     6. Miscellaneous.
        -------------

     (a) Entire Agreement. This Stock Purchase Agreement, together with the exhibits attached hereto, contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations, agreements and understandings, both written and oral, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.


     (c) Notices. Any notice or other communication or deliveries under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by prepaid overnight courier to the parties. The address for such notices and communications shall be to the Investor at his address set forth on the Investor Signature Page. The address for any notices sent to the Company shall be at:

         Accelr8 Technology Corporation
         7000 Broadway, Building 3-307
         Denver, Colorado 80221
         Attn:  Thomas V. Geimer, Chief Executive Officer

     (d) Amendments; Waivers. No provision of this Stock Purchase Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Stock Purchase Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Investor, the Investor does not thereby or in any manner waive any rights granted to the Investor under federal or state securities laws.

     (e) Construction. The headings herein are for convenience only, do not constitute a part of this Stock Purchase Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (f) Successors and Assigns. This Stock Purchase Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

     (g) No Third-Party Beneficiaries. This Stock Purchase Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (h) Governing Law/Venue. All questions concerning the construction, validity, enforcement and interpretation of this Stock Purchase Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Stock Purchase Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts in Denver, Colorado. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts in Denver, Colorado, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Stock Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury.

     (i) Survival. The representations and warranties contained herein shall survive for a period of twelve (12) months from the date hereof.

     (j) Counterparts. This Agreement may be executed in several counterparts and shall constitute one Agreement, binding on all parties hereto, notwithstanding that all parties are not signatory as to other original or the same counterpart. Facsimile signatures are acceptable.

     (k) Severability. If any provision of this Stock Purchase Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Stock Purchase Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Stock Purchase Agreement.

     (l) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under this Stock Purchase Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.



      [REMAINDER OF PAGE I NTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

           INVESTOR SIGNATURE PAGE FOR ACCELR8 TECHNOLOGY CORPORATION
                            STOCK PURCHASE AGREEMENT
           Please print or type, Use ink only. (All Parties Must Sign)

The undersigned investor hereby certifies that he (i) has received and relied solely upon the Disclosure Documents and this Stock Purchase Agreement and their respective exhibits and schedules, (ii) agrees to all the terms, conditions, representations, warranties and covenants of the Investor in this Stock Purchase Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.


Dollar Amount of Units Subscribed for: $______________________  ($100,000 Units)



___________________________________________________                   If other than individual check one and indicate
Name of Investor (Print)                                              capacity of signatory under the signature:
                                                                      [  ]  Trust
___________________________________________________                   [  ]  Estate
Name of Joint Investor (if any) (Print)                               [  ]  Uniform   Gifts  to  Minors  Act, State of __________
                                                                      [  ]  Attorney-in-fact
                                                                      [  ]  Corporation
___________________________________________________                   [  ]  Other
Signature of Investor

                                                                      If Joint Ownership, Check one:
                                                                      [  ]  Joint Tenants with Right of Survivorship
___________________________________________________                   [  ]  Tenants in Common
Signature of Joint Investor (if any)                                  [  ]  Tenants by the Entirety
                                                                      [  ]  Community by Property
___________________________________________________
Capacity of Signatory (if applicable)                                 Backup Withholding Statement:
                                                                      Please check this box only if the investor is subject to
___________________________________________________                   backup withholding
Social Security or Taxpayer Identification Number
                                                                      Foreign Person:
Investor Address:                                                     [  ]  Please check this box only if the investor is a
                                                                            nonresident alien, foreign corporation, foreign
___________________________________________________                         partnership, foreign trust or foreign estate
Street Address
                                                                      Country ________________ Passport #__________________
___________________________________________________
City                           State      Zip Code                    ID #___________________  ID Type ____________________
-----------------

Telephone: (  )               Fax: (   )

Email:_____________________________________________


The investor agrees to the terms of this Stock Purchase Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless, the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.


AGREED AND ACCEPTED:

ACCELR8 TECHNOLOGY CORPORATION

--------------------------------------
By:  Thomas V. Geimer
Title: Chief Executive Officer

                        Statement of Accredited Investor




To:      Accelr8 Technology Corporation
         7000 Broadway, Building 3-307
         Denver, Colorado 80221
         Attn:  Thomas V. Geimer, Chief Executive Officer



Ladies and Gentlemen:

     The undersigned hereby refers to the Stock Purchase Agreement executed and delivered to Accelr8 Technology Corporation (the "Company") by the undersigned as of the date herewith. In connection with the subscription thereunder by the undersigned to purchase securities of the Company, the undersigned hereby represents and warrants to you that such individual or entity meets at least one of the tests listed on the attached Exhibit for an "accredited investor" (as such term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended).

I qualify under:

     [  ]   Paragraph 1 (Officer or Director of the Company)
     [  ]   Paragraph 2 (Income exceeds $200,000 (Individual) or $300,000
              (Joint))
     [  ]   Paragraph 3 (Individual or Joint Assets exceed
              $1,000,000)
     [  ]   Paragraph 4 (Trust Assets exceed $5,000,000, with
              limitations)
     [  ]   Paragraph 5 (Corporate Assets exceed $5,000,000,
              with limitations)
     [  ]   Paragraph 6 (Entity owners are Accredited)


Dated: ______________, 2008


                                        Very truly yours,


                                        -----------------------------------
                                        Name of Individual #1 or Entity


                                        -----------------------------------
                                        Authorized Signature


                                        -----------------------------------
                                        Name of Individual #2, if applicable


                                        -----------------------------------
                                        Authorized Signature

                  EXHIBIT I TO STATEMENT OF ACCREDITED INVESTOR

                           ACCREDITED INVESTOR STATUS

NOTE: "Accredited Investors" are accorded special status under the federal securities laws. Individuals who hold certain positions with an issuer or its affiliates, or who have certain minimum individual income or certain minimum net worth (each as described below) may qualify as Accredited Investors. Partnerships, corporations or other entities may qualify as Accredited Investors if they fulfill certain financial and other standards or if all of their equity owners have incomes and/or net worth which qualify them individually as Accredited Investors, and trusts may qualify as Accredited Investors if they meet certain financial and other tests (as described below).

     You may qualify as an Accredited Investor under Regulation D promulgated under the Securities Act of 1933 (the "1933 Act") if you meet any of the following tests:

FOR INDIVIDUALS ONLY
--------------------

     1. You are a director or an executive officer of Accelr8 Technology Corporation. An "executive officer" is the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for Accelr8 Technology Corporation.

                                       OR

     2. You had individual income (exclusive of any income attributable to your spouse) of more than $200,000 in each of the two most recent fiscal years, and reasonably expect to have an individual income in excess of $200,000 in the current year, or your spouse and you had a joint income in excess of $300,000 in each of the two most recent fiscal years, and you reasonably expect to have a joint income in excess of $300,000 in the current year. For purposes hereof, income means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (i) the amount of any tax exempt interest income under Section 103 of the Internal Revenue Code (the "Code") received,
(ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 of the Code or (iv) any amount by which income has been reduced in arriving at adjusted gross income pursuant to the provisions of
Section 1202 of the Code. In determining personal income, however, unrealized capital gains should not be included. OR

     3. You have an individual net worth, or your spouse and you have a combined net worth in excess of $1,000,000. For purposes of this statement, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

FOR TRUSTS ONLY
---------------

     4. The Trust has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of Accelr8 Technology Corporation, and the purchase of such securities is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of the prospective investment in such securities.

FOR CORPORATIONS, PARTNERSHIPS OR OTHER PURCHASING ENTITIES
-----------------------------------------------------------

     5. Any corporation, partnership, limited liability company or limited liability partnership not formed for the specific purpose of acquiring securities of Accelr8 Technology Corporation, with total assets in excess of $5,000,000.

                                       OR

     6. All equity owners of the purchasing entity are Accredited Investors.